SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2005

           (Exact name of registrant as specified in its charter)

                           UNION BANKSHARES, INC.

(State or other jurisdiction      (Commission            (IRS Employer
of incorporation)                 File Number)      Identification Number)
Vermont                           001-15985               03-0283552

(Address of principal executive offices)
20 Lower Main St., P.O. Box 667       (Zip Code)
Morrisville, VT                       05661-0667

Registrant's telephone number, including area code: (802) 888-6600

        (Former name or former address, if changed since last report)
                               Not applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02: Results of Operations and Financial Condition

As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 2.02 and in Exhibit 99.1 hereto shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.

On May 18, 2005, Union Bankshares, Inc. prepared a Company Overview containing previously reported or publicly available information, as of December 31, 2004 to be distributed to brokers, potential or current shareholders, or other interested parties, a copy of which is furnished with this Form 8-K as Exhibit 99.1.

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

At the Union Bankshares, Inc. annual stockholder meeting held on May 18, 2005, Director William T. Costa, Jr. retired from his position as a director of Union Bankshares, Inc. as he had reached the mandatory retirement age.

At the Union Bankshares, Inc. annual stockholder meeting held on May 18, 2005, Steven J. Bourgeois, a current director of Union Bank, a subsidiary of Union Bankshares, Inc., was elected by the shareholders to the Union Bankshares, Inc. Board of Directors. Mr. Bourgeois, a former banking industry executive, was appointed to the Audit Committee for Union Bankshares, Inc. and designated as the "Audit Committee Financial Expert".

Item 8.01: Other Events

In accordance with the rules of the American Stock Exchange to have our general code of ethics publicly available we are hereby filing as Exhibit
99.2 hereto the Union Bank Code of Ethics, as amended and approved by the Union Bank Board of Directors on May 4, 2005. Exhibit 99.2 replaces the prior version of the general Code of Ethics listed as Exhibit 14(ii) to the Union Bankshares, Inc. Annual Report on Form 10-K for the year ended December 31, 2004. The Union Bank Code of Ethics, which is part of the Employee Handbook, is relevant to all employees, officers and directors of both Union Bank and Union Bankshares, Inc.

No changes were made to the separate Code of Ethics for Senior Financial Officers and the Chief Executive Officer.

Item 9.01: Financial Statements and Exhibits
      c)  Exhibits:

The following Exhibit, referred to in Item 2.02 of the Report, is furnished, not filed; herewith:

      99.1 Union Bankshares, Inc. Company Overview for December 31, 2004

The following Exhibit, referred to in Item 8.01 of the Report, is filed herewith:

      99.2 Union Bank's Code of Ethics for all directors, officers and employees


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       Union Bankshares, Inc.



May 19, 2005                           /s/ Kenneth D. Gibbons
                                       ---------------------------------
                                       Kenneth D. Gibbons,
                                       President/Chief Executive Officer


May 19, 2005                           /s/ Marsha A. Mongeon
                                       ---------------------------------
                                       Marsha A. Mongeon
                                       Treasurer/Chief Financial Officer


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                                EXHIBIT INDEX

99.1  Union Bankshares, Inc. Company Overview as of December 31, 2004.
99.2  Union Bank's Code of Ethics


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